UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Alpha Defensive Alternatives Fund

Class I	ACDEX

Alpha Opportunistic Alternatives Fund

Class I	ACOPX

SEMI-ANNUAL REPORT

March 31, 2015

To the shareholders of the Alpha Defensive Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over six years in separate account structures and over four years in a mutual fund format. As of March 31, 2015, we are pleased to report that the Alpha Defensive Alternatives Fund (the “Fund”) had net assets of $33.8 million. The Fund’s investment objective is to achieve capital preservation. In pursuing its objective, the Fund looks to emphasize absolute (positive) returns and low volatility across all market cycles.

Performance

The Fund posted a return of -2.20% (net of fees) for the six-month period from October 1, 2014 to March 31, 2015. This performance trailed the HFRI Fund of Funds Composite Index, which returned 3.44% over the period, and the Barclays Capital U.S. Aggregate Bond Index return of 3.43%. We have been disappointed with the Fund’s performance over the past six months, and we spent significant time during the first quarter of 2015 reviewing our investment process and our portfolio positioning. We believe in investing in high-quality funds for the long term and building diversified portfolios which should withstand difficult investment environments. The Fund’s near-term results, while disappointing, have not changed our convictions. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of 03/31/2015

			Annualized Returns
					Inception
					(1/31/2011)
					to
	6 Months	YTD	1 Year	3 Years	3/31/2015
Alpha Defensive
Alternatives Fund (ACDEX)	-2.20%	-0.41%	0.13%	1.25%	1.68%
HFRI Fund of Funds
Composite Index	3.44%	2.47%	5.33%	5.37%	3.16%
Barclays Capital U.S.
Aggregate Bond Index	3.43%	1.61%	5.72%	3.10%	4.15%

Gross Expense Ratio 2.37%, Net Expense Ratio 2.44%.  The Advisor has contractually agreed to waive fees or recoup expenses through January 27, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

During the most recent six-month period ended March 31, 2015, we made several changes to our underlying funds. We replaced the AQR Diversified Arbitrage Fund (ticker: ADAIX) with the AQR Multi-Strategy Alternative Fund (ticker: ASAIX). The AQR Multi-Strategy Alternative Fund incorporates the same arbitrage strategies as the AQR Diversified Arbitrage Fund, including convertible arbitrage and event driven, but it goes further by providing the Fund with exposure to other hedge fund strategies. We also added a dedicated managed futures fund, our first foray into the asset class since April 2010. Managed futures are difficult to implement in a mutual fund due to restrictions on commodity trading, and several of the fund structures available contain hidden incentive fees.  After significant due diligence on both the opportunity set and the structure, we felt the time was right to allocate to managed futures. While central banks around the globe are still actively pursuing stimulus and therefore artificially moving markets, the end of the U.S. Federal Reserve Board’s (“the Fed’s”) quantitative easing program has had an impact; markets are no longer moving in lockstep. We chose the PIMCO Trends Managed Futures Strategy Fund (ticker: PQTIX). Meanwhile, we liquidated the Templeton Global Total Return Fund (ticker: TTRZX). We think very highly of Dr. Michael Hasenstab, the fund’s portfolio manager, but we have chosen to allocate assets away from fixed income. We also liquidated the Fund’s exposure to the John Hancock Funds II – Absolute Return Currency Fund  (the “John Hancock Currency Fund”) (ticker: JCUIX), as we decided to move away from using currency as a dedicated asset class due to the potential tail risks.

The primary detractors from performance during the six-month period were the John Hancock Currency Fund and the Avenue Credit Strategies Fund (ticker: ACSBX). The John Hancock Currency Fund had a short position in the Swiss franc in January 2015, on the day when the Swiss National Bank announced that it was removing the floor against the euro and the Swiss franc soared in value. We held several meetings with the fund’s sub-adviser, First Quadrant, LP, after the movement and ultimately chose to liquidate the fund and move away from currency completely. Our position in the DoubleLine Emerging Markets Fixed Income Fund (ticker: DBLEX) also limited gains. Meanwhile, our positions in John Hancock Funds II – Global Absolute Return Strategies Fund (ticker: JHAIX) and new strategy AQR Multi-Strategy Alternative Fund added value; unfortunately, it was not enough to overcome weak returns from our detractors.

Capital Markets Review

The fourth quarter of 2014 continued many of the trends seen throughout the year as a whole, including U.S. equity outpacing international equity and U.S. interest rates declining. The Russell 3000® Index returned 5.24% for the quarter, which led the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East Index (“EAFE Index”) return of -3.57% (in USD) and the MSCI Emerging Markets Index return of -4.50% (also in USD). It is worth noting that the MSCI EAFE Index was slightly positive in local currency terms, returning 1.77%, but the U.S. dollar’s strength drove the return into negative territory in USD terms. Within the U.S. equity market, small cap led large cap, as measured by the Russell 2000® and Russell 1000® Indexes. Oil continued to slide, ending the year down nearly 50%. In fixed income, the U.S. 10-year Treasury yield ended the year at 2.17%, down from 2.52% at the end of the third quarter. The Barclays Capital U.S. Aggregate Bond Index ended on a positive note, returning 1.78% for the fourth quarter. Meanwhile, high yield was down -1.07%, as measured by the BofA Merrill Lynch High Yield Master II Index.

Capital market returns continued to diverge in the first quarter of 2015, to the relief of managed futures funds and other trend followers. Currency markets were roiled by the Swiss National Bank’s surprise January decision to abandon the floor on the Swiss franc relative to the euro. This triggered a 15% one-day rise in the franc against the euro. Despite mixed data releases in Europe and the election of an anti-austerity party in Greece, the European Central Bank’s announcement of planned asset purchases boosted Eurozone bond and equity markets while driving the euro lower against the dollar. U.S. equity once again posted gains, with the Russell 3000® Index up 1.80%, although it trailed the performance of non-U.S. developed markets, as the MSCI EAFE Index (USD) returned 4.88% USD. In local currency, the MSCI EAFE Index was up almost 11% for the quarter, though the U.S. dollar’s strength once again muted international equity returns. Emerging markets were also positive, as the MSCI Emerging Markets Index rose 2.24%. In the U.S., there was some positive economic news as unemployment fell slightly from 5.6% to 5.5%. Once again, the 10-year U.S. Treasury yield declined and ended the quarter below 2%. Bonds benefited from flat to declining interest rates across the curve.

Outlook

Despite the end of the Fed’s quantitative easing program in 2014, central bank movements continue to affect markets and especially currencies. The U.S. and the U.K. are on the path to raise rates, while the Eurozone and Japan are heading towards continued low rates and stimulus. This has led to the U.S. dollar strengthening against the euro and other currencies.  The U.S. is trying to transition from being supported by stimulus to being supported by steady economic growth, but the path has not been easy. At the end of April 2015, in fact, first quarter U.S. gross domestic product (“GDP”) growth came in much weaker than expected at only 0.2%; this makes the timing of the Fed’s anticipated hike in interest rates later this year more uncertain. Many of the managers of our underlying funds expect U.S. equities to increase this year, though modestly. Valuations are not cheap by any measure, but markets forecast another year of positive GDP growth for the U.S., and low oil prices should benefit consumer spending. Both of these should be tailwinds for the U.S. equity market.

Volatility is likely to be higher in 2015 – it has been at historic lows for the past few years, but with the divergence in central bank policies, we have already seen volatility increase in the second half of 2014 as well as the first quarter of 2015; we expect that trend to continue. We have deployed capital toward strategies like managed futures, which could benefit from this increased volatility. Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. Diversification has not looked attractive over the past few years as U.S. markets seemed to dominate all other investments; the first quarter of 2015, however, was a good reminder of why investors should have exposure to other markets, as U.S. equity and U.S. bonds trailed many other asset classes. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some funds have the potential to perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that investing in alternatives is crucial to long-term portfolio success. The Fund offers diversifiers from core fixed income such as unconstrained bond strategies with negative duration and long-short credit strategies as well as arbitrage and market neutral strategies. We remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are those of Alpha Capital Funds Management, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund is a  “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  Because the Fund invests in exchange-traded funds (“ETFs”), it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities.  Quasar Distributors, LLC is also the distributor for the DoubleLine Emerging Markets Fixed Income Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market.  A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East (“MSCI EAFE”) Index is a capitalization weighted equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 23 individual country indices that collectively represent many of the major emerging markets countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The BofA Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Opportunistic Alternatives Fund:

Thank you for your continued support of the Alpha Capital Funds. As an early proponent of daily-liquid alternative strategies, Alpha Capital Funds Management, LLC (“Alpha Capital”) has been managing our fund-of-funds investment strategies for over six years in separate account structures and over four years in a mutual fund format. As of March 31, 2015, we are pleased to report that the Alpha Opportunistic Alternatives Fund (the “Fund”) had net assets of $61.4 million. The objective of the Fund is to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to broad-based equity market indices.

Performance

The Fund posted a return of -2.76% (net of fees) for the six-month period from October 1, 2014 to March 31, 2015. This performance trailed the HFRI Fund of Funds Composite Index, which returned 3.44% over the same period, and the Barclays Capital U.S. Aggregate Bond Index, which returned 3.43%. Effective January 28, 2015, the Barclays Capital U.S. Aggregate Bond Index replaced the S&P 500® Index as a more appropriate comparative index for the Fund. We have been disappointed with the Fund’s performance over the past six months, and we spent significant time during the first quarter of 2015 reviewing our investment process and our portfolio positioning. We believe in investing in high-quality funds for the long term and building diversified portfolios which should withstand difficult investment environments. The Fund’s near-term results, while disappointing, have not changed our convictions. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of 03/31/2015

			Annualized Returns
					Inception
					(1/31/2011)
					to
	6 Months	YTD	1 Year	3 Years	03/31/2015
Alpha Opportunistic
Alternatives Fund (ACOPX)	-2.76%	0.00%	-1.85%	3.77%	1.89%
HFRI Fund of Funds
Composite Index	3.44%	2.47%	5.33%	5.37%	3.16%
Barclays Capital U.S.
Aggregate Bond Index	3.43%	1.61%	5.72%	3.10%	4.15%
S&P 500® Index	5.93%	0.95%	12.73%	16.11%	14.52%

Gross Expense Ratio 2.51%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

We made several changes to our underlying fund line-up during the most recent six-month period ended March 31, 2015. We liquidated four of our underlying funds, including the ASTON/River Road Independent Value Fund (ticker: ARVIX). Portfolio manager Eric Cinnamond was not finding many opportunities in the small cap space outside of precious metals miners, and his cash reserve has been significant for much of the past few years. We liquidated the AB Select U.S. Long/Short Portfolio (ticker: ASILX) and Grandeur Peak Global Opportunities Fund (ticker: GPGIX), a long-only global small cap fund, in order to reduce the Fund’s equity exposure and move into managed futures. Additionally, we were disappointed with the high correlation of master limited partnerships (“MLPs”) to oil in the fourth quarter of 2014. Although MLPs historically exhibit a low correlation to oil prices, there are periods when this correlation moves closer to 1; the second half of 2014 was one of those times. In fact, the fourth quarter was the single largest quarterly decline for MLPs as a whole since 2008. Our position in the Goldman Sachs MLP Energy Infrastructure Fund (ticker: GMLPX) experienced a short-term bounce-back in February, and we took that opportunity to liquidate it.

During the six-month period, we initiated a position in the Lazard Global Listed Infrastructure Portfolio (ticker: GLIFX). We also added two managed futures funds, our first foray into the asset class since April 2010. Managed futures are difficult to implement in a mutual fund due to restrictions on commodity trading, and several of the fund structures available contain hidden incentive fees. After significant due diligence on both the opportunity set and the structure, we felt the time was right to allocate to managed futures. While central banks around the globe are still actively pursuing stimulus and therefore artificially moving markets, the end of the U.S. Federal Reserve Board’s (“the Fed’s”) quantitative easing program has had an impact; markets are no longer moving in lockstep. We chose the Abbey Capital Futures Strategy Fund (ticker: ABYIX) and the AQR Managed Futures HV Fund (ticker: QMHIX), which complement each other nicely and are poised to take advantage of developing market trends. Lastly, we added a factor-based quantitative strategy, the AQR Style Premia Alternative Fund (ticker: QSPIX). This fund uses an interesting relative value strategy which provides exposure to several style/factor models such as value and momentum.

The Fund’s position in the Goldman Sachs MLP Energy Infrastructure Fund was the largest detractor from returns during the six-month period. As discussed above, we liquidated Goldman Sachs MLP Energy Infrastructure Fund during the first quarter of 2015 due to concerns about the MLP market. The Third Avenue Focused Credit Fund (“Third Avenue”) (ticker: TFCIX) was also a significant detractor. We held several meetings with Third Avenue during the six-month period to discuss the fund’s struggles, which were driven both by market issues and by individual security selection. Highly levered distressed debt and CCC quality debt sold off in the fourth quarter and did not recover in the first quarter; in contrast, high yield with BB/B ratings also sold off before the end of 2014 due to oil concerns (15% of the high yield market is in energy names) but bounced in the first quarter. In addition to market factors, Third Avenue also held several individual securities which declined significantly, including iHeartCommunications, Inc., Altegrity, Inc., and Claire’s Stores, Inc. We remain confident in Third Avenue and have elected to maintain our position in the fund. In contrast to the detractors mentioned, several of our equity-oriented names added value during the period, including the Weitz Partners III Opportunity Fund (ticker: WPOPX) and the Hotchkis & Wiley Value Opportunities Fund (ticker: HWAIX). Our new infrastructure fund, Lazard Global Listed Infrastructure Portfolio, was also a positive contributor.

Capital Markets Review

The fourth quarter of 2014 continued many of the trends seen throughout the year as a whole, including U.S. equity outpacing international equity and U.S. interest rates declining. The Russell 3000® Index returned 5.24% for the quarter, which led the Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI EAFE Index”) return of -3.57% (in USD) and the MSCI Emerging Markets Index return of -4.50% (also in USD). It is worth noting that the MSCI EAFE Index was slightly positive in local currency terms, returning 1.77%, but the U.S. dollar’s strength drove the return into negative territory in USD terms. Within the U.S. equity market, small cap led large cap, as measured by the Russell 2000® and Russell 1000® Indexes. Oil continued to slide, ending the year down nearly 50%. In fixed income, the U.S. 10-year Treasury yield ended the year at 2.17%, down from 2.52% at the end of the third quarter. The Barclays Capital U.S. Aggregate Bond Index ended on a positive note, returning 1.78% for the fourth quarter. Meanwhile, high yield was down -1.07%, as measured by the BofA Merrill Lynch High Yield Master II Index.

Capital market returns continued to diverge in the first quarter of 2015, to the relief of managed futures funds and other trend followers. Currency markets were roiled by the Swiss National Bank’s surprise January decision to abandon the floor on the Swiss franc relative to the euro. This triggered a 15% one-day rise in the franc against the euro. Despite mixed data releases in Europe and the election of an anti-austerity party in Greece, the European Central Bank’s announcement of planned asset purchases boosted Eurozone bond and equity markets while driving the euro lower against the dollar. U.S. equity once again posted gains, with the Russell 3000® Index up 1.80%, although it trailed the performance of non-U.S. developed markets, as the MSCI EAFE Index (USD) returned 4.88% USD. In local currency, the MSCI EAFE Index was up almost 11% for the quarter, though the U.S. dollar’s strength once again muted international equity returns. Emerging markets were also positive, as the MSCI Emerging Markets Index rose 2.24%. In the U.S., there was some positive economic news as unemployment fell slightly from 5.6% to 5.5%. Once again, the 10-year U.S. Treasury yield declined and ended the quarter below 2%. Bonds benefited from flat to declining interest rates across the curve.

Outlook

Despite the end of the Fed’s quantitative easing program in 2014, central bank movements continue to affect markets and especially currencies. The U.S. and the

U.K. are on the path to raise rates, while the Eurozone and Japan are heading towards continued low rates and stimulus. This has led to the U.S. dollar strenghtening against the euro and other currencies.  The U.S. is trying to transition from being supported by stimulus to being supported by steady economic growth, but the path has not been easy. At the end of April 2015, in fact, first quarter U.S. gross domestic product (“GDP”) growth came in much weaker than expected at only 0.2%; this makes the timing of the Fed’s anticipated hike in interest rates later this year more uncertain. Many of the managers of our underlying funds expect U.S. equities to increase this year, though modestly. Valuations are not cheap by any measure, but markets forecast another year of positive GDP growth for the U.S., and low oil prices should benefit consumer spending. Both of these should be tailwinds for the U.S. equity market.

Volatility is likely to be higher in 2015 – it has been at historic lows for the past few years, but with the divergence in central bank policies, we have already seen volatility increase in the second half of 2014 as well as the first quarter of 2015; we expect that trend to continue. We have deployed capital toward strategies like managed futures, which could benefit from this increased volatility. Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should act as a hedge for investors from downturns while offering the potential for capital appreciation in many different market environments. Diversification has not looked attractive over the past few years as U.S. markets seemed to dominate all other investments; the first quarter of 2015, however, was a good reminder of why investors should have exposure to other markets, as U.S. equity and U.S. bonds trailed many other asset classes. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some funds have the potential to perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that investing in alternatives is crucial to long-term portfolio success. Currently, the Fund contains strategies such as infrastructure, managed futures, and distressed debt in addition to long-only and long-short equity strategies. We remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management, LLC.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are those of Alpha Capital Funds Management, LLC, the Fund’s investment adviser,  are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell a security.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund is a “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the Funds invest in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities. Quasar Distributors, LLC, is also the distributor for the Hotchkis & Wiley Value Opportunities Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500® Index. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Correlation is a statistical measure of how two securities move in relation to each other.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500® Index are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East (“MSCI EAFE”) Index is a capitalization weighted equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 23 individual country indices that collectively represent many of the major emerging markets countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The BofA Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at March 31, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/14 – 3/31/15).

Actual Expenses

The first set of lines of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund. Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

Alpha Capital Funds

EXPENSE EXAMPLE at March 31, 2015 (Unaudited)

redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/14	3/31/15	10/1/14 – 3/31/15

Actual

Defensive Alternatives Fund	$1,000.00	$ 978.00	$6.16
Opportunistic Alternatives Fund	$1,000.00	$ 972.40	$4.67

Hypothetical
(5% return before expenses)

Defensive Alternatives Fund	$1,000.00	$1,018.70	$6.29
Opportunistic Alternatives Fund	$1,000.00	$1,020.19	$4.78

*
Expenses are equal to an annualized expense ratio of 1.25% and 0.95% for the Defensive Alternatives Fund and the Opportunistic Alternatives Fund, respectively, multiplied by the average account value over the period, multiplied by 182 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at March 31, 2015 (Unaudited)

Alpha Defensive Alternatives Fund

Alpha Opportunistic Alternatives Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Alternatives Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares		Value

	ALTERNATIVE FUNDS – 78.34%
405,694	AQR Multi-Strategy Alternative Fund – Institutional Class	$4,044,767
172,429	Avenue Credit Strategies Fund – Institutional Class	1,841,544
140,792	BlackRock Global Long/Short
	Equity Fund – Institutional Class*	1,685,285
265,785	Deutsche Global Infrastructure Fund – Institutional Class	3,899,065
164,532	Gotham Neutral Fund – Institutional Class*	1,724,297
374,374	John Hancock Funds II – Global Absolute
	Return Strategies Fund – Institutional Class	4,245,402
331,594	Osterweis Strategic Income Fund – Institutional Class	3,800,062
348,001	PIMCO TRENDS Managed Futures
	Strategy Fund – Institutional Class	3,890,650
119,381	Scout Unconstrained Bond Fund	1,326,318
	TOTAL ALTERNATIVE FUNDS
	(Cost $26,374,697)	26,457,390

	EQUITY FUNDS – 11.25%
258,204	Westwood Income Opportunity Fund – Institutional Class	3,798,181
	TOTAL EQUITY FUNDS
	(Cost $3,226,380)	3,798,181

	FIXED INCOME FUNDS – 9.63%
318,113	DoubleLine Emerging Markets Fixed
	Income Bond Fund – Institutional Class	3,254,298
	TOTAL FIXED INCOME FUNDS
	(Cost $3,326,462)	3,254,298
	Total Investments
	(Cost $32,927,539) – 99.22%	33,509,869
	Other Assets in Excess of Liabilities – 0.78%	263,466
	NET ASSETS – 100.00%	$33,773,335

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Unaudited)

Shares		Value

	ALTERNATIVE FUNDS – 94.39%
216,565	Abbey Capital Futures Strategy Fund – Institutional Class^	$2,741,712
337,755	AQR Managed Futures Strategy
	HV Fund – Institutional Class^	4,286,110
461,135	AQR Style Premia Alternative Fund – Institutional Class	4,431,510
223,047	Hotchkis and Wiley Value
	Opportunities Fund – Institutional Class^	6,260,938
213,395	IVA Worldwide Fund – Institutional Class	3,785,630
414,894	Lazard Global Listed Infrastructure
	Portfolio – Institutional Class	6,136,279
1,609,518	PIMCO Stockplus AR Short
	Strategy Fund – Institutional Class	3,766,271
198,742	Rivernorth Core Opportunity Fund	2,434,588
287,898	Robeco Boston Partners Long/Short
	Equity Fund – Institutional Class*	5,441,265
330,768	Third Avenue Focused Credit Fund – Institutional Class	3,069,523
812,076	Wasatch Frontier Emerging Small
	Countries Fund – Investor Class	2,403,745
387,042	Weitz Partners III Opportunity Fund*	6,699,692
592,441	Western Asset Macro
	Opportunities Fund – Institutional Class^	6,504,998
	TOTAL ALTERNATIVE FUNDS
	(Cost $56,234,881)	57,962,261

	EXCHANGE-TRADED FUNDS – 5.97%
320,000	iShares Gold Trust*	3,664,000
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $3,694,655)	3,664,000

	MONEY MARKET FUNDS – 0.33%
199,415	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.08%+	199,415
	TOTAL MONEY MARKET FUNDS
	(Cost $199,415)	199,415
	Total Investments (Cost $60,128,951) – 100.69%	61,825,676
	Liabilities in Excess of Other Assets – (0.69)%	(421,593)
	NET ASSETS – 100.00%	$61,404,083

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of March 31, 2015.
^	A portion of this security is considered illiquid. The fair value of all illiquid portions total $5,253,589, which represents 8.56% of total net assets.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015 (Unaudited)

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
ASSETS
Investments, at value (cost $32,927,539
and $60,128,951, respectively)	$33,509,869	$61,825,676
Cash	27,852	—
Receivables:
Securities sold	300,000	500,000
Fund shares issued	—	51,934
Interest	23	30
Prepaid expenses	19,270	22,648
Total assets	33,857,014	62,400,288

LIABILITIES
Payables:
Securities purchased	14,378	400,000
Due to adviser	21,243	34,162
Fund shares redeemed	—	519,549
Administration and fund accounting fees	16,924	12,466
Audit fees	8,970	8,971
Transfer agent fees and expenses	8,108	7,387
Custody fees	2,564	558
Legal fees	3,523	3,747
Shareholder reporting	5,731	7,126
Chief Compliance Officer fee	2,238	2,239
Total liabilities	83,679	996,205

NET ASSETS	$33,773,335	$61,404,083

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$33,773,335	$61,404,083
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	3,449,782	6,047,229
Net asset value, offering and
redemption price per share	$9.79	$10.15

COMPONENTS OF NET ASSETS
Paid-in capital	$34,820,451	$61,699,134
Undistributed net investment loss	(78,130)	(329,763)
Accumulated net realized loss on investments	(1,551,316)	(1,662,013)
Net unrealized appreciation on investments	582,330	1,696,725
Net assets	$33,773,335	$61,404,083

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2015 (Unaudited)

	Alpha Defensive	Alpha Opportunistic
	Alternatives Fund	Alternatives Fund
INVESTMENT INCOME
Income
Dividends	$863,715	$1,381,899
Interest	137	231
Total income	863,852	1,382,130
Expenses
Advisory fees (Note 4)	114,071	212,078
Administration and fund
accounting fees (Note 4)	34,370	34,174
Transfer agent fees and expenses (Note 4)	14,013	16,689
Audit fees	9,575	9,575
Registration fees	9,052	10,468
Chief Compliance Officer fee (Note 4)	4,488	4,488
Trustee fees	4,314	4,425
Legal fees	3,734	3,636
Custody fees (Note 4)	3,659	4,665
Reports to shareholders	2,877	3,887
Miscellaneous	2,158	3,661
Insurance expense	1,125	1,450
Total expenses	203,436	309,196
Advisory fee recoupment (Note 4)	15,931	—
Net expenses	219,367	309,196
Net investment income	644,485	1,072,934

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(1,008,794)	(2,172,278)
Capital gain distributions from
regulated investment companies	352,450	1,570,552
Net change in unrealized
appreciation on investments	(783,824)	(2,367,746)
Net realized and unrealized
loss on investments	(1,440,168)	(2,969,472)
Net decrease in net assets
resulting from operations	$(795,683)	$(1,896,538)

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$644,485	$323,188
Net realized loss on investments	(1,008,794)	(297,751)
Capital gain distributions from
regulated investment companies	352,450	372,942
Net change in unrealized
appreciation on investments	(783,824)	1,155,626
Net increase/(decrease) in net
assets resulting from operations	(795,683)	1,554,005
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(916,371)	(435,569)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(2,093,970)	8,331,335
Total increase/(decrease) in net assets	(3,806,024)	9,449,771
NET ASSETS
Beginning of period	37,579,359	28,129,588
End of period	$33,773,335	$37,579,359
Includes undistributed net
investment income/(loss) of	$(78,130)	$193,756

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	248,571	$2,479,515	1,720,468	$17,292,464
Shares issued
in reinvestment
of distributions	79,913	787,942	36,477	361,856
Shares redeemed	(535,220)	(5,361,427)	(926,797)	(9,322,985)
Net increase/(decrease)	(206,736)	$(2,093,970)	830,148	$8,331,335

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2015	Year Ended
	(Unaudited)	September 30, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,072,934	$255,037
Net realized loss on investments	(2,172,278)	(443,452)
Capital gain distributions from
regulated investment companies	1,570,552	1,101,690
Net change in unrealized
appreciation on investments	(2,367,746)	1,763,966
Net increase/(decrease) in net assets
resulting from operations	(1,896,538)	2,677,241
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,564,076)	(400,649)
From net realized gain on investments	(212,693)	—
Total distributions to shareholders	(1,776,769)	(400,649)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(640,264)	18,409,855
Total increase/(decrease) in net assets	(4,313,571)	20,686,447
NET ASSETS
Beginning of period	65,717,654	45,031,207
End of period	$61,404,083	$65,717,654
Includes undistributed net
investment income/(loss) of	$(329,763)	$161,379

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2015		Year Ended
	(Unaudited)		September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,053,920	$10,957,008	3,220,317	$34,464,384
Shares issued
in reinvestment
of distributions	174,169	1,771,296	35,825	373,295
Shares redeemed	(1,310,025)	(13,368,568)	(1,532,107)	(16,427,824)
Net increase/(decrease)	(81,936)	$(640,264)	1,724,035	$18,409,855

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months					January 31,
	Ended					2011*
	March 31,					through
	2015		Year Ended September 30,			September 30,
	(Unaudited)		2014	2013	2012	2011
Net asset value,
beginning of period	$10.28		$9.95	$10.22	$9.88	$10.00

Income from investment operations:
Net investment income(3)	0.19	(5)	0.09 (5)	0.12 (5)	0.26 (5)	0.21	(5)
Net realized and unrealized
gain/(loss) on investments	(0.41)		0.37	(0.23)	0.43	(0.33)
Total from investment operations	(0.22)		0.46	(0.11)	0.69	(0.12)

Less distributions:
From net investment income	(0.27)		(0.13)	(0.16)	(0.35)	—
Total distributions	(0.27)		(0.13)	(0.16)	(0.35)	—

Net asset value, end of period	$9.79		$10.28	$9.95	$10.22	$9.88

Total return	-2.20	%(2)	4.65%	-1.07%	7.13%	-1.20	%(2)

Ratios/supplemental data:
Net assets, end
of period (thousands)	$33,773		$37,579	$28,130	$15,950	$6,819
Ratio of expenses to average net assets:
Before expense reimbursement
and recoupment(4)	1.16	%(1)	1.18%	1.33%	2.24%	3.46	%(1)
After expense reimbursement
and recoupment(4)	1.25	%(1)	1.25%	1.25%	1.25%	1.25	%(1)
Ratio of net investment
income to average net assets:
Before expense reimbursement
and recoupment(3)	3.76	%(1)	1.00%	1.11%	1.65%	0.82	%(1)
After expense reimbursement
and recoupment(3)	3.67	%(1)	0.93%	1.19%	2.64%	3.03	%(1)
Portfolio turnover rate	64.31	%(2)	102.65%	152.41%	127.58%	30.40	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Alternatives Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months					January 31,
	Ended					2011*
	March 31,					through
	2015		Year Ended September 30,			September 30,
	(Unaudited)		2014	2013	2012	2011
Net asset value,
beginning of period	$10.72		$10.22	$9.93	$9.20	$10.00

Income from investment operations:
Net investment income/(loss)(3)	0.16	(5)	0.05 (5)	0.04 (5)	0.10 (5)	(0.01	)(5)
Net realized and unrealized
gain/(loss) on investments	(0.46)		0.53	0.41	0.75	(0.79)
Total from investment operations	(0.30)		0.58	0.45	0.85	(0.80)

Less distributions:
From net investment income	(0.24)		(0.08)	(0.16)	(0.12)	—
From net realized
gain on investments	(0.03)		—	—	—	—
Total distributions	(0.27)		(0.08)	(0.16)	(0.12)	—

Net asset value, end of period	$10.15		$10.72	$10.22	$9.93	$9.20

Total return	-2.76	%(2)	5.72%	4.55%	9.33%	-8.00	%(2)

Ratios/supplemental data:
Net assets, end
of period (thousands)	$61,404		$65,718	$45,031	$11,838	$5,783
Ratio of expenses to average net assets:
Before expense reimbursement
and recoupment(4)	0.95	%(1)	0.97%	1.15%	2.39%	3.34	%(1)
After expense reimbursement
and recoupment(4)	0.95	%(1)	1.21%	1.25%	1.25%	1.25	%(1)
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement
and recoupment(3)	3.29	%(1)	0.68%	0.46%	(0.16)%	(2.19	)%(1)
After expense reimbursement
and recoupment(3)	3.29	%(1)	0.44%	0.36%	0.98%	(0.10	)%(1)
Portfolio turnover rate	121.55	%(2)	72.20%	121.46%	87.97%	97.15	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Funds, which are both diversified funds, began operations on January 31, 2011. The investment objective of the Defensive Alternatives Fund is to achieve capital preservation and the investment objective of the Opportunistic Alternatives Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2012-2014, or expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of March 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period. Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid. In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2015:

Defensive Alternatives Fund

	Level 1	Level 2	Level 3	Total
Alternative Funds	$26,457,390	$—	$—	$26,457,390
Equity Funds	3,798,181	—	—	3,798,181
Fixed Income Funds	3,254,298	—	—	3,254,298
Total Investments	$33,509,869	$—	$—	$33,509,869

Opportunistic Alternatives Fund

	Level 1	Level 2	Level 3	Total
Alternative Funds	$57,962,261	$—	$—	$57,962,261
Exchange-Traded Funds	3,664,000	—	—	3,664,000
Money Market Funds	199,415	—	—	199,415
Total Investments	$61,825,676	$—	$—	$61,825,676

Refer to the Funds’ Schedule of Investments for additional detail. Transfers between levels are recognized at March 31, 2015, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the six months ended March 31, 2015.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2015, Alpha Capital Funds Management, LLC (the “Advisor”) provided the Funds with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the six months ended March 31, 2015, the Defensive Alternatives Fund and Opportunistic Alternatives Fund incurred $114,071 and $212,078 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended March 31, 2015, the Advisor recouped $15,931 in previously waived expenses for the Defensive Alternatives Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2015	2016	Total
Defensive Alternatives Fund	$89,127	$21,132	$110,259

As of March 31, 2015, the Advisor has recouped all previously waived expenses for the Opportunistic Alternatives Fund.

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants;

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. Certain officers of the Funds are also employees of the Administrator.

For the six months ended March 31, 2015, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$34,370	$34,174
Transfer Agency (excludes
out-of-pocket expenses)	10,789	11,495
Custody	3,659	4,665
Chief Compliance Officer	4,488	4,488

At March 31, 2015, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Administration
and Fund Accounting	$16,924	$12,466
Transfer Agency (excludes
out-of-pocket expenses)	5,401	5,236
Custody	2,564	558
Chief Compliance Officer	2,238	2,239

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Alternatives Fund	$20,582,117	$22,376,260
Opportunistic Alternatives Fund	78,780,883	77,975,288

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2015 and the year ended September 30, 2014 was as follows:

Defensive Alternatives Fund

	March 31, 2015	September 30, 2014
Ordinary Income	$916,371	$435,569

Opportunistic Alternatives Fund

	March 31, 2015	September 30, 2014
Ordinary Income	$1,564,076	$400,649
Long-Term Capital Gains	—	212,693

As of September 30, 2014, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Alternatives	Alternatives
	Fund	Fund
Cost of investments	$36,476,437	$64,510,572
Gross tax unrealized appreciation	1,447,233	4,814,661
Gross tax unrealized depreciation	(264,372)	(1,809,144)
Net tax unrealized appreciation(a)	1,182,861	3,005,517
Undistributed ordinary income	193,756	160,061
Undistributed long-term capital gain	—	212,678
Total distributable earnings	193,756	372,739
Other accumulated gains/(losses)	(711,679)	—
Total accumulated earnings/(losses)	$664,938	$3,378,256

(a)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at March 31, 2015 (Unaudited), Continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Defensive Alternatives Fund had short-term capital loss carryforwards of $711,679, which may be carried forward indefinitely to offset future gains.

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at March 31, 2015 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Alpha Defensive Alternatives Fund
Alpha Opportunistic Alternatives Fund

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Alpha Capital Funds Management, LLC (the “Adviser”) for another annual term, for the Alpha Defensive Alternatives Fund and Alpha Opportunistic Alternatives Fund (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, the Adviser’s disaster recovery/business continuity plan, and the resources available to the Adviser through its parent company.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

Alpha Defensive Alternatives Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above the peer group median and below the peer group average for the one-year period, below its peer group median and average for the three-year period, and above its peer group median and average for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median and above the peer group average for the one-year period, and below its peer group median and average for the three-year and since inception periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Adviser’s parent company) and the performance of the Fund, noting that there were no significant differences, and reviewed the performance of the Fund against broad-based securities market benchmarks.

Alpha Opportunistic Alternatives Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Adviser’s parent company) and the performance of the Fund, noting that there were no significant differences, and reviewed the performance of the Fund against broad-based securities market benchmarks.

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally lower or comparable to the fees charged by the Adviser to its separate account clients (managed by the Adviser’s parent company).

Alpha Defensive Alternatives Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund’s Class I shares and Class R shares of 1.25% and 1.50%, respectively (the “Expense Caps”), and that the only operational share class was Class I.  The Board noted that the Fund’s total expense ratio for the Class I shares was below the median and average of its peer group.  The Board also noted that the contractual advisory fee was significantly below the median and average of its peer group.  The Board also took into consideration the services the Adviser’s parent company provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the standard fees charged to the separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Alpha Opportunistic Alternatives Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund’s Class I shares and Class R shares of 1.25% and 1.50%, respectively (the “Expense Caps”), and that the only operational share class was Class I.  The Board noted that the Fund’s total expense ratio for the Class I shares was below the median and average of its peer group.  The Board also noted that the contractual advisory fee was significantly below the median and average of its peer group.  The Board also took into consideration the services the Adviser’s parent company provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the standard fees charged to the separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Alpha Capital Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were any additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information as well as financial information regarding the Adviser’s parent company and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds.  The Board also considered that the Funds do not charge any Rule 12b-1 fees or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser and its parent company were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained or had access to adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Alpha Defensive Alternatives Fund and the Alpha Opportunistic Alternatives Fund would be in the best interests of each Fund and its shareholders.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Alpha Capital Funds Management, LLC
3060 Peachtree Road, Suite 240
One Buckhead Plaza
Atlanta, Georgia 30305

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

AQ-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
              Douglas G. Hess, President

Date  6/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  6/4/15

By (Signature and Title)*  /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date  6/4/15

* Print the name and title of each signing officer under his or her signature